UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2004

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

620 LESHER PLACE

LANSING, MICHIGAN 48912

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: 517-372-9200

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      99.1 Press release dated July 21, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 21, 2004, Neogen Corporation (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing consolidated financial results of the Company for the quarter and year ended May 31, 2004.

The information in this report furnished pursuant to Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date: July 26, 2004	By:	/s/ RICHARD R. CURRENT
Richard R. Current Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated July 21, 2004